SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 14, 2007
Date of Report (Date of earliest event reported)

Agfeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28195	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Qing Lan Avenue
Economic and Technical Development Zone
Nan Chang City, Jiangxi Province
China, 330013
(Address of principal executive offices)

86-0791-2189878
(Registrant’s telephone number, including area code)

(Former name or former address,
if changed since last report.)

Item 2.02. Results of Operations and Financial Condition.

On August 15, 2007, AgFeed Industries, Inc. (“AgFeed”) issued a press release regarding its financial results for the quarter ended June 30, 2007. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

On August 14, 2007, AgFeed Industries, Inc. (“AgFeed”) issued a press release regarding the timing of the announcement of its financial results for the quarter ended June 30, 2007. A copy of this release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 2.02 (including Exhibit 99.2) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC

Date: August 16, 2007	By:	/s/ Xiong Junhong
Name: Xiong Junhong
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release dated August 15, 2007.

99.2	Press Release dated August 14, 2007.